Exhibit 99.1

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C21

Amendment dated October 13, 2005, to Structural and Collateral Term Sheet dated October 2005

Pursuant to the terms of this Amendment dated October 13, 2005, to Structural and Collateral Term Sheet dated October 2005 (“Term Sheet”), the Interest Distribution section on Page 4 of the Term Sheet is amended to read as follows:

TRANSACTION STRUCTURE

TRANSACTION TERMS

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 1, 2005.

Interest Distributions

Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class. The fixed interest payments on the Class A-2PFL Regular Interest, the Class A-SFL Regular Interest  and the Class A-MFL Regular Interest will be converted under the related swap contracts to floating rate interest payments to the Class A-2PFL Certificates, the Class A-SFL Certificates  and the Class A-MFL Certificates, respectively, as described in the preliminary prospectus supplement.  Each of the related swap contracts will have a maturity date of the Distribution Date in October 2044 (the same date as the Rated Final Distribution Date of the corresponding Class of Certificates) or earlier if the Certificate Balance of corresponding Regular Interest is reduced to zero prior to such date.  Interest will be distributed on each Distribution Date in sequential order of Class designations with the Class A-1, Class A-2C, Class A-3, Class A-PB, Class A-4, Class A-1A, Class X-C and Class X-P Certificates and the Class A-2PFL Regular Interest and the Class A-SFL Regular Interest  ranking pari passu in entitlement to interest and the Class A-MFX Certificates and the Class A-MFL Regular Interest ranking pari passu in entitlement to interest.

The Offered Certificates (other than the Class A-2PFL Certificates, the Class A-SFL Certificates and the Class A-MFL Certificates), the Class A-2PFL Regular Interest, the Class A-SFL Regular Interest  and the Class A-MFL Regular Interest will accrue interest on the basis of a 360-day year consisting of twelve 30-day months. The Class A-2PFL Certificates, the Class A-SFL Certificates and the Class A-MFL Certificates will accrue interest on the basis of a 360-day year and the actual number of

This material is for your private information, and none of Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank  Securities Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents1 may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-41 and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES			NOMURA
CITIGROUP	Credit Suisse First Boston	Deutsche Bank Securities	Goldman, Sachs & Co.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-C21

Amendment dated October 13, 2005, to Structural and Collateral Term Sheet dated October 2005 days in the related interest accrual period, provided that if the pass-through rate converts to a fixed rate, the Class A-2PFL Certificates, the Class A-SFL Certificates  and the Class A-MFL Certificates will accrue interest on the same basis as the Class A-2PFL Regular Interest, the Class A-SFL Regular Interest  and the Class A-MFL Regular Interest, respectively. The interest accrual period with respect to any Distribution Date and any Class of Offered Certificates (other than the Class A-2PFL Certificates, the Class A-SFL Certificates and the Class A-MFL Certificates), the Class A-2PFL Regular Interest, the Class A-SFL Regular Interest and the Class A-MFL Regular Interest is the calendar month preceding the month in which the Distribution Date occurs. The interest accrual period with respect to the Class A-2PFL Certificates, the Class A-SFL Certificates and the Class A-MFL Certificates is the period from and including the Distribution Date in the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) to but excluding the related Distribution Date, provided that if the Pass-Through Rate converts to a fixed rate, the Class A-2PFL Certificates, the Class A-SFL Certificates and the Class A-MFL Certificates will have an interest accrual period calculated on the same basis as the Class A-2PFL Regular Interest, the Class A-SFL Regular Interest and the Class A-MFL Regular Interest, respectively.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank  Securities Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and the issuer. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents1 may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-41 and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES			NOMURA
CITIGROUP	Credit Suisse First Boston	Deutsche Bank Securities	Goldman, Sachs & Co.